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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

                           SOUTHERN COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter )


                Florida                                  59-3619325
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     (State or Jurisdiction of                        (I.R.S. Employer
   Incorporation or Organization)                   Identification Number)



                             250 North Orange Avenue
                             Orlando, Florida 32801
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          (Address of principal executive offices, including zip code)


        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:           Name of each exchange of
                                                which each class is to be
                                                registered:

NOT APPLICABLE                                  NOT APPLICABLE
--------------                                  --------------

     If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: Form SB-2, File No. 333-74386.

     Securities to be registered pursuant to Section 12(g) of the Act:



                   COMMON STOCK, PAR VALUE OF $1.00 PER SHARE
                   ------------------------------------------
                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Common Stock to be registered hereunder is incorporated herein by reference to the section captioned "Description of Capital Stock" in the prospectus included in the Registration Statement on From SB-2 (Registration No. 333-74386) as amended (the "Registration Statement"), filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission ("Commission"). The Registration Statement was filed with the Commission on December 3, 2001.


ITEM 2.  EXHIBITS

         3.1      Articles of Incorporation of Registrant*

         3.2      Amendment of Articles of Incorporation of Registrant **

         3.3      Bylaws of Registrant*



* Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (as filed with the Commission on April 25, 2000 (File No. 333-35548)) and incorporated herein by reference.

** Filed as an exhibit to the Registrant's Form 10-QSB for the quarter ended March 31, 2001 (as filed with the Commission on May 15, 2001 (File No. 333-35548)) and incorporated herein by reference.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: April 30, 2002.                            SOUTHERN COMMUNITY BANCORP

                                                  By: /s/ STEPHEN JEUCK
                                                      ----------------------
                                                      Stephen Jeuck,
                                                      Vice-President and Chief
                                                      Accounting Officer












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